EXHIBIT 10.2
EXECUTION VERSION
REDACTED COPY
LIFECOMM MOBILE PERS TECHNOLOGY

VALUE ADDED RESELLER AGREEMENT

This Value Added Reseller Agreement ("Agreement"), is made and entered into as of the 12th day of May, 2010 (the "Effective Date") by and between American Medical Alert Corporation ("AMAC"), a New York corporation, having a principal place of business at 3265 Lawson Boulevard, Oceanside, New York 11572, and LIFECOMM LLC, ("LIFECOMM”), a Delaware limited liability company, having a principal place of business at 2002 Summit Boulevard, Suite 1800, Atlanta, GA 30319.

BACKGROUND

A.           WHEREAS, LIFECOMM is in the business of developing certain mobile PERS solutions and related services for targeted consumer market segments, and intends to market those solutions and offer the related services commercially; and

B.           WHEREAS, AMAC is engaged in the business of providing the development, marketing, sale and distribution of healthcare solutions and monitoring systems that include, but are not limited to, Personal Emergency Response Systems, remote home monitoring products and services, and other systems and services related to the healthcare community in general; and

C.           WHEREAS, AMAC wishes to market, resell and distribute LIFECOMM’s wireless device and associated LIFECOMM operated server and third party wireless cellular connectivity service in connection with AMAC’s portfolio of PERS offerings, pursuant to the terms and provisions of this agreement,

NOW, THEREFORE, in consideration of the mutual terms and conditions hereinafter set forth, AMAC and LIFECOMM (collectively, the “Parties” and each, a “Party”) agree as follows:

1.           DEFINITIONS

1.1           “Affiliate” means any entity that controls, is controlled by, or is under common control with the relevant entity, where “control” means ownership of more than fifty percent (50%) of the voting power of the outstanding voting securities of an entity.

1.2           “AMAC Bundle” means a bundle of components sold by LIFECOMM to AMAC including a Device, the LIFECOMM Connectivity Service and the LIFECOMM Web Applications Services (and excluding the EACC, which will be provided by AMAC), including any ***.

1.3           “Approved Use” means to provide a Mobile PERS Solution.

1.4           "Change of Control" means, with respect to a Party, the occurrence of any of the following events: (a) any consolidation or merger of a Party with or into any other entity in which the holders of such Party's outstanding shares immediately before such consolidation or merger do not immediately after such consolidation or merger, retain stock representing a majority of the voting power of the surviving entity or stock representing a majority of the voting power of an entity that wholly owns, directly or indirectly, the surviving entity; (b) the sale, transfer, or assignment of securities to an acquiring party or group, following which the holders of such Party's outstanding shares immediately before such sale do not, immediately after such sale, retain securities representing a majority of the voting power of such Party; or (c) the sale of all or substantially all of such Party’s assets.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions have been omitted and will be filed separately with the Securities and Exchange Commission.

1.5           “Client” means any end user or subscriber to whom AMAC sells, leases or distributes the Product, whether directly or through third party distribution channels, as further provided in Section 2.1.

1.6           “*** LIFECOMM” means any entity *** and whose *** is specifically *** in the Territory. For the avoidance of doubt, *** LIFECOMM *** the Company’s mobile cellular personal emergency response products or services. Solely for purposes of this definition of “*** LIFECOMM”, ***.

1.7           “Designated Channel” means any of the third-party distribution channels or entities listed in Attachment A, as may be amended from time to time upon the mutual written agreement of the Parties.

1.8           “Device” means a LIFECOMM mobile, wireless, cellular communications enabled wearable device developed under the auspices of, and funded by, LIFECOMM that exhibits a PERS feature set and is fully compatible and fully tested with the other Mobile PERS Solution components offered by LIFECOMM.  ***

1.9           ***

1.10         “Emergency Assistance Call Center” or “EACC” means any telephony center that serves as the venue of contact and monitoring for, and dispatching assistance to, end users of a Mobile PERS Solution. EACC can also refer to a voice operations center that provides a full range of inbound and/or outbound call-handling services, including customer support, operator/concierge services, nurse triage, assistance, multilingual customer support, member services, card services, inbound and outbound telemarketing, interactive voice response and web-based services.

1.11         “Intellectual Property Rights” means all present and future worldwide copyrights, trademarks, trade secrets, patents, patent applications, mask work rights, moral rights, contract rights, and other proprietary rights recognized by the laws of any country.

1.12         “LIFECOMM Marks” means the trademarks and trade names of LIFECOMM listed in Attachment B (as such list may be updated from time to time by LIFECOMM upon notice to AMAC).

1.13         “LIFECOMM Mobile PERS API” means the application-programming interface to the LIFECOMM components furnished to AMAC by LIFECOMM.

1.14         “LIFECOMM Mobile PERS Solution” means the complete, end-to-end LIFECOMM branded Mobile PERS Solution sold, leased or distributed by LIFECOMM to end users directly or indirectly through Distributors.  It is a proprietary solution comprised of a LIFECOMM Device, the LIFECOMM Connectivity Service, LIFECOMM Web Applications Services and an EACC of LIFECOMM’s choosing.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions have been omitted and will be filed separately with the Securities and Exchange Commission.

1.15         “LIFECOMM Enterprise Portal” means a web-based interface designed for enterprise use that may be used to submit orders for Devices and the LIFECOMM Connectivity Service, and to activate, deactivate, test, and obtain usage reports regarding the LIFECOMM Connectivity Service.

1.16         “LIFECOMM User Portal” means a web-based interface designed for end user use that may be used to perform a variety of functions such as tracking the location of the device (using included mapping software), entering and modifying personal health data, and setting up alerts.

1.17         “LIFECOMM EACC Portal” means a web-based interface designed for use by an EACC that permits EACC personnel to interact with the other elements of the Mobile PERS Solution in order to provide EACC service to end users.

1.18         “Mobile PERS Solution” means a specific mobile PERS solution implementation that includes a specific wearable wireless mobile device, a specific EACC, a specific web applications services configuration, and a specific connectivity service configuration that enables communication between such device, and the web applications service and the EACC.

1.19         “LIFECOMM Connectivity Service" means the entire infrastructure necessary to connect a Mobile PERS Device to an EACC, including but not limited to the Wireless Carrier cellular network that enables two-way voice and data (including SMS) communication either directly or indirectly between the Devices and an EACC over a nationwide wireless network, on which LIFECOMM has the contractual right to provision Devices and use the bearer services. It also includes all other communications related elements such as routers, servers, frame relays, wireline or fiber optical infrastructure, as well as the device provisioning platform to enable Mobile PERS devices on the Wireless Carrier network, ***, all billing information elements, and any operations monitoring and reporting functions.

1.20         “LIFECOMM Web Applications Services" means the web application services operated by LIFECOMM, which includes the LIFECOMM Enterprise Portal, the LIFECOMM User Portal and the LIFECOMM EACC Portal.

1.21         “PERS” means a personal emergency response system, which consists of the complete system of elements necessary to permit an end user to (a) summon emergency medical and/or personal assistance; (b) summon non-emergency assistance; (c) obtain emergency assistance from dedicated personnel; and (d) request additional service and/or information from a live operator or through interactive voice response technology.

1.22         “Product” means that specific Mobile PERS Solution configuration comprised of AMAC’s EACC and other AMAC proprietary elements combined with the AMAC Bundle, as bundled together and sold, leased or distributed by AMAC both directly and indirectly through distributors and other third party distribution channels.

1.23         “Product Launch Date” means the date that is earlier to occur of: (a) the actual date of the first commercial shipment of the Product to a Client by AMAC or (b) the date that is ninety (90) days after LIFECOMM notifies AMAC that the AMAC Bundle is available for commercial operation pursuant to the terms and conditions set forth in this Agreement; provided, that AMAC is not then contesting in good faith that any component, or all components, of the AMAC Bundle are sufficiently functional and stable for commercial operation.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

1.24         “Territory” ***

1.25         “User Documentation” means any and all documentation prepared by LIFECOMM, including user instructions, any terms and conditions, or other packaging pertaining to a Device and Web Application Services, and furnished to AMAC for distribution along with the Product, in either electronic or hardcopy form.  Device User Documentation will be hardcopy and LIFECOMM Web Application Services will be electronic.

1.26         ***

2.           APPOINTMENT AND LICENSE

2.1           Appointment.  Subject to the terms and conditions of this Agreement, LIFECOMM hereby (i) appoints AMAC (and AMAC accepts such appointment) as a non-exclusive (subject to Section 8) authorized VAR of the AMAC Bundle as incorporated into the Product throughout, and solely in the Territory for the Approved Use; (ii) grants to AMAC the non-exclusive (subject to Section 8) right to market, sell, lease and distribute, and to take all other actions reasonably necessary in order to market, sell, lease and distribute the Product, both directly and indirectly through third party distribution channels (which shall include for purposes of this Agreement the appointment and use of distributors and other agents), throughout, and solely in the Territory for the Approved Use; and (iii) and agrees to supply to AMAC the components of the AMAC Bundle, and any upgrades and/or enhancements done to the components of the AMAC Bundle through the normal course of product evolution.  Nothing in this Agreement shall be construed to limit AMAC’s right to sell the Product together with other products and services.  LIFECOMM reserves the right to sell the components of the AMAC Bundle, or components which are specifically designed for a third party, at their request in connection with a commercial relationship with such party, to other VARs as well as market, sell, lease and distribute the LIFECOMM Mobile PERS Solution to end users both inside the Territory and elsewhere, either directly or through other third party distribution channels.  ***

2.2           Marketing.  AMAC will use its commercially reasonable efforts to market and promote the Product in the Territory.  AMAC will establish the fees it charges to Clients and third party distribution channels for the Product.

2.3           Staffing.  AMAC will maintain a staff of sales and technical support personnel sufficient to meet the needs of its Clients and potential Clients.  Subject to LIFECOMM’s provision of training pursuant to the following sentence, AMAC will ensure that such personnel receive proper training with regard to the Product, in accordance with LIFECOMM’s then-current reseller training requirements.  LIFECOMM will make available such reseller training as it reasonably determines is suitable, which may include “train-the-trainer” and web-based sales and technical training.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

2.4           Branding.  AMAC shall use its own branding and trademarks in connection with the Product.  At LIFECOMM’s request and direction, AMAC will prominently include a statement on the Product, its packaging, and in all advertising of the Product to the effect that the Product is “powered by LIFECOMM,” which specific statement and placement of such statement on the Product and associated packaging and advertising will be mutually agreed upon by the parties.  AMAC will cease including such statement in connection with the Product upon LIFECOMM’s request.  Subject to the terms and conditions of this Agreement, LIFECOMM hereby grants AMAC a non-exclusive, non-transferable (except as permitted in Subsection 14.7 (No Assignment)), revocable, royalty-free license (without the right to grant sublicenses, except as granted in Subsection 3.2) to use and reproduce the LIFECOMM Marks solely in connection with AMAC’s performance of its branding obligations set forth in this subsection.  AMAC agrees to state in appropriate places on all materials using the LIFECOMM Marks that the LIFECOMM Marks are trademarks of LIFECOMM and to include the symbol ™ or ® as appropriate.  LIFECOMM grants no rights in the LIFECOMM Marks other than those expressly granted in this subsection.  AMAC acknowledges LIFECOMM’s exclusive ownership of the LIFECOMM Marks.  AMAC agrees not to take any action inconsistent with such ownership and to cooperate, at LIFECOMM’s request and expense, in any action (including the conduct of legal proceedings), which LIFECOMM reasonably deems necessary or desirable to establish or preserve LIFECOMM’s exclusive rights in and to the LIFECOMM Marks.  AMAC will not adopt, use, or attempt to register any trademarks or trade names that are confusingly similar to the LIFECOMM Marks or in such a way as to create combination marks with the LIFECOMM Marks.  AMAC will provide LIFECOMM with samples of all products and materials that contain the LIFECOMM Marks prior to their public use, distribution, or display for LIFECOMM’s quality assurance purposes and will obtain LIFECOMM’s written approval before such use, distribution, or display, which approval shall not be unreasonably withheld or delayed.  At LIFECOMM’s request, AMAC will modify or discontinue any use of the LIFECOMM Marks if LIFECOMM reasonably determines that such use does not comply with LIFECOMM’s then-current trademark usage policies and guidelines.

2.5           Compliance with Laws.  Each Party will at all times comply with all applicable laws and regulations, including, without limitation, regulatory clearances for any approved product labeling, and refrain from any unethical conduct or any other conduct that tends to damage the reputation of the other Party or its products or services in performing its services under this Agreement.  AMAC further agrees that all marketing and sales materials that relate to or mention LIFECOMM's products or services, or this Agreement, will be submitted to LIFECOMM for its written approval prior to the use thereof, which approval shall not be unreasonably withheld or delayed.  For avoidance of doubt, marketing and sales materials released by AMAC that do not refer to LIFECOMM's products or services are not subject to the foregoing approval requirement.

2.6           Insurance.  (a)  AMAC will maintain commercial property, casualty and liability insurance in an amount no less than ***.  All liability insurance will designate LIFECOMM as an additional insured, as its interests may appear, for any and all liability arising at any time in connection with AMAC’s performance under this Agreement.  AMAC will provide LIFECOMM with certificates or adequate proof of the foregoing insurance within thirty (30) days after the Effective Date and such insurance policies or endorsements will entitle LIFECOMM to receive notice at least thirty (30) days prior to any cancellation (including for nonrenewal) or change.

(b)           LIFECOMM will maintain commercial property, casualty and liability insurance in an amount no less than ***.  All liability insurance will designate AMAC as an additional insured, as its interests may appear, for any and all liability arising at any time in connection with LIFECOMM’s performance under this Agreement.  All such insurance must be primary and require the issuer to respond and pay prior to any other available coverage.  LIFECOMM will provide AMAC with certificates or adequate proof of the foregoing insurance within thirty (30) days after the Effective Date and such insurance policies or endorsements will entitle AMAC to receive notice at least thirty (30) days prior to any cancellation (including for nonrenewal) or change.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

2.7           Material AMAC Developments.  During the term of this Agreement, if AMAC considers undertaking any affirmative act that is reasonably likely to have a material adverse impact on AMAC’s ability to act as a VAR under this Agreement, and such act is reasonably likely to occur or materialize, then AMAC will provide written notice to LIFECOMM advising LIFECOMM of the potential matter under consideration as early as reasonably practicable, in order to permit LIFECOMM to plan appropriately to avoid any adverse impact on its business, and will provide regular updates to LIFECOMM on the subject.  Any information provided by AMAC to LIFECOMM pursuant to this Section 2.7 shall be deemed to be confidential information under the Confidentiality Agreement (as defined below), and shall be protected by the terms and provisions of such agreement; provided that, if AMAC reasonably deems necessary, LIFECOMM shall execute a separate confidentiality agreement reasonably acceptable to AMAC and LIFECOMM.

2.8           EACC Preferred Provider.  LIFECOMM hereby acknowledges and agrees that (i) AMAC shall be the sole and exclusive EACC service provider with respect to the Product marketed, sold, leased or distributed by AMAC to Clients, either directly or through third party distribution channels; and (ii) ***; and (iii) ***.

3.           TECHNICAL INTEGRATION EFFORTS

3.1           Technical Interface; Integration.  LIFECOMM will (a) develop and provide AMAC with access to the LIFECOMM Mobile PERS API and the LIFECOMM Enterprise Portal; and (b) provide AMAC with integration services to be mutually determined and agreed upon, and set forth in a Statement of Work of the format described in Attachment C.

3.2           Licenses.  Subject to the terms of this Agreement, including Section 13 (Term and Termination), LIFECOMM grants to AMAC a perpetual, nonexclusive, non-transferable, in the Territory license (without the right to sublicense, except as otherwise provided in this Subsection 3.2), to (i) use and access the LIFECOMM EACC Portal and the LIFECOMM User Portal for the purpose of operating its EACC and providing the Product and related services to Clients, (ii) use and access the LIFECOMM Mobile PERS API and the LIFECOMM Enterprise Portal for the sole purpose of (a) integrating its EACC with the LIFECOMM supplied solution components; (b) submitting and managing Product related orders; and (c) activating, deactivating, testing, and obtaining usage reports with respect to the LIFECOMM Connectivity Service; and (iii) reproducing and distributing the User Documentation to Clients.  Notwithstanding the foregoing and anything to the contrary in this Agreement, and pursuant to the abovementioned license, LIFECOMM hereby grants to AMAC the right to sublicense to (A) distributors and other third party distribution channels, the right to (1) use and access the LIFECOMM Enterprise Portal as determined by AMAC in furtherance of the arrangement between AMAC and such distributors or third party distribution channel with respect to the Product, (2) reproduce and distribute User Documentation (including any LIFECOMM Marks) to Clients, and (3) reproduce and distribute the LIFECOMM Marks to Clients in connection with any of AMAC’s branding obligations under Subsection 2.4; and (B) Clients the right to use and access the LIFECOMM User Portal, each to the extent necessary and appropriate as determined by AMAC.

3.3           Ownership.  (a)  The LIFECOMM Mobile PERS Solution, LIFECOMM Mobile PERS API, LIFECOMM Enterprise Portal, LIFECOMM User Portal, LIFECOMM EACC Portal, LIFECOMM Connectivity Service, and all worldwide Intellectual Property Rights therein, are the exclusive property of LIFECOMM and its suppliers.  All rights in and to the LIFECOMM Mobile PERS Solution, LIFECOMM Mobile PERS API, LIFECOMM Enterprise Portal, LIFECOMM User Portal, LIFECOMM EACC Portal, and LIFECOMM Connectivity Service not expressly granted to AMAC in this Agreement are reserved by LIFECOMM and its suppliers.  There are no implied licenses under this Agreement.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

(b)           Except for the LIFECOMM Mobile PERS API, LIFECOMM Web Application Services (which includes the LIFECOMM Enterprise, User, and EACC Portals), LIFECOMM Connectivity Service, all PERS products, solutions and services (including AMAC’s EACC), and all worldwide Intellectual Property Rights therein, heretofore or hereafter developed, marketed, sold or distributed by AMAC, shall remain the sole and exclusive property of AMAC.  Neither LIFECOMM nor any of its Affiliates (other than AMAC, if AMAC becomes an Affiliate) shall acquire any rights, express or implied, in any such PERS products, solutions and services except as expressly set out in this Agreement.  Nothing in this Agreement shall restrict in any manner AMAC’s ability to operate its business, except as expressly set out in this Agreement.

4.           PURCHASE OF DEVICES

4.1           Forecasts.  At the beginning of each month, AMAC will provide to LIFECOMM a written non-binding good-faith estimate of its *** forecast for Devices and LIFECOMM Connectivity Service that AMAC ***.  The parties agree and acknowledge that such forecasts are provided for reference purposes only and by themselves do not represent a binding commitment to purchase or sell any Device or LIFECOMM Connectivity Service.

4.2           Orders.  AMAC may order Devices for resale as permitted under this Agreement by submitting written or electronic purchase orders to LIFECOMM via the LIFECOMM Enterprise Portal in accordance with LIFECOMM’s then-current order processing procedures.  *** The terms of this Agreement will govern all such orders submitted by AMAC to LIFECOMM, and no additional or inconsistent term or condition printed in any such order will have any legal effect.  All such orders must refer to this Agreement and specify the quantities of Devices ordered, the desired shipment date and destination, and any reasonable shipping and handling instructions.

4.3           Order Acceptance.  All orders will be subject to acceptance by LIFECOMM in its sole discretion, provided that LIFECOMM uses its good-faith efforts to accept orders for Devices submitted by AMAC that specify delivery dates within the applicable lead times and are consistent with AMAC’s twelve-month rolling forecast, subject to LIFECOMM’s existing inventory of Devices.  If LIFECOMM anticipates that its inventory of the Devices will be insufficient to meet orders that LIFECOMM has accepted, then LIFECOMM shall promptly provide notice of such anticipated shortage to AMAC.  ***

4.4           Shipment, Delivery, and Acceptance.  LIFECOMM will use commercially reasonable efforts to meet desired shipment dates specified in an accepted purchase order that are consistent with applicable manufacturing lead times, and under no circumstances shall LIFECOMM be liable for any delays in shipment caused by AMAC or by third parties.  Partial shipments will be allowed in the case where LIFECOMM is unable to fulfill the full order requirements.  Delivery will be made FCA LIFECOMM (or its designated representative’s) facilities (Incoterms 2000).  Title (excluding Intellectual Property Rights) to the Devices ordered by AMAC will pass to AMAC upon delivery to a common carrier by LIFECOMM.  LIFECOMM will retain all Intellectual Property Rights in the Devices.  Without limiting the express warranties set forth in Subsection 10.2 (Warranties by LIFECOMM), all shipments will be deemed accepted upon delivery to a common carrier by LIFECOMM at the foregoing shipping point.

4.5           Cancellations and Rescheduling.  Orders may be canceled or rescheduled prior to the requested shipment date only upon mutual agreement by the parties.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

4.6           User Documentation; Device Terms.  AMAC will ensure that all User Documentation accompanying the Device shipped to AMAC by LIFECOMM, including any LIFECOMM documentation, terms and conditions, or other packaging, as well as any additional disclosures, descriptions or instructions reasonably necessary for the operation of the Product and protection of the Parties, are distributed to Clients by AMAC or its third party channels.

5.           PURCHASE AND PROVISIONING OF LIFECOMM CONNECTIVITY SERVICE

5.1           Order and Activation Process.  AMAC may submit orders for and activate the LIFECOMM Connectivity Service as permitted under this Agreement using the LIFECOMM Enterprise Portal, in accordance with the documentation for the LIFECOMM Enterprise Portal and LIFECOMM’s then-current order processing procedures.  The terms of this Agreement will govern all such orders submitted by AMAC to LIFECOMM, and no additional or inconsistent term or condition printed in any such order will have any legal effect.  All such orders must specify the electronic serial number for each Device for which activation of the cellular connectivity portion of the LIFECOMM Connectivity Service is ordered.  All orders will be subject to acceptance by LIFECOMM.

5.2           Service Provisioning.  (a)  Upon acceptance of a service order, LIFECOMM will process and activate the cellular connectivity portion of the LIFECOMM Connectivity Service. The parties acknowledge and agree that LIFECOMM will purchase the cellular connectivity portion of the LIFECOMM Connectivity Service from a third-party wireless network operator (the “Wireless Carrier”) and that LIFECOMM’s provision of the cellular connectivity portion of the LIFECOMM Connectivity Service is subject to all of the terms and conditions of an agreement between such Wireless Carrier and LIFECOMM, including those terms set forth in Attachment D, which are incorporated into this Agreement by reference.

(b)           If the wireless services agreement between LIFECOMM and the Wireless Carrier terminates or expires for any reason, LIFECOMM will use commercially reasonable efforts to find a replacement Wireless Carrier to provide the cellular connectivity portion of the LIFECOMM Connectivity Service, and shall promptly notify AMAC of such termination or expiration so that AMAC may assist, as LIFECOMM and AMAC jointly deem appropriate, with finding a replacement Wireless Carrier.

5.3           Client Service Agreements.  Before activating the LIFECOMM Connectivity Service, AMAC will require, or will require that the applicable third party distribution channel require, that each Client enters into a binding, written service agreement that contains terms materially equivalent to those set forth in Attachment E, as may be amended by LIFECOMM in its reasonable discretion at any time.  AMAC will diligently enforce, or will require that the applicable third party distribution channel diligently enforce, each such agreement and will immediately notify LIFECOMM if AMAC becomes aware of any material breach of any such agreement relating to the Device, LIFECOMM Connectivity Service, Mobile PERS Web Application Services or the LIFECOMM Mobile PERS API.

6.           SUPPORT

6.1           ***

6.2           ***

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

7.           FEES, PRICING, AND PAYMENT

7.1           Integration Costs.  ***

7.2           Pricing for Devices. The price paid to LIFECOMM by AMAC for each Device ordered shall be determined at the time the orders are placed subject to a quantity based pricing table to be provided to AMAC by LIFECOMM.  Pricing shall be determined based on ***.

7.3           Pricing for LIFECOMM Connectivity Service. LIFECOMM shall charge AMAC: (i) *** for the activation of each Device and the underlying LIFECOMM Connectivity Service; and (ii) a monthly fee for each active Device activated by AMAC as set forth on Attachment F.

7.4           Support Fees.  If AMAC, on one or more instances, has not complied in all material respects with its obligations under Subsection 6.1 (First-Level Support by AMAC), AMAC will pay LIFECOMM monthly fees for the support services to be provided by LIFECOMM under Subsection 6.2 (Support for Devices, LIFECOMM User Portal, and LIFECOMM Connectivity Service), as specified in Attachment F ***

7.5           Reports.  Within *** days after the end of each month, AMAC will provide LIFECOMM with a written report stating (i) the number of Devices and LIFECOMM Connectivity Service activations resold to Clients by AMAC or its third party distribution channels during such month; (ii) the identity and location of the Clients that received the Device and LIFECOMM Connectivity Service; and (iii) any other information that may be required to determine whether AMAC is paying the correct amount of fees.

7.6           Payments.  AMAC will pay to LIFECOMM all fees required under Subsections 7.2 and 7.3 simultaneously with the report required under Subsection 7.5 (Reports), for the month in which such fees accrued. AMAC will pay LIFECOMM all other amounts due under this Agreement within *** after the date of the invoice therefor.  Any amount that is not paid when due will accrue interest at *** per year or the maximum rate permitted by applicable law, whichever is less, from the due date until paid.

7.7           Taxes.  AMAC will be responsible for and will indemnify and hold LIFECOMM harmless from payment of all taxes (other than taxes based on LIFECOMM’s income), fees, duties, and other governmental charges, and any related penalties and interest, arising from the payment of fees and royalties to LIFECOMM under this Agreement or the delivery or license of the Device, LIFECOMM Connectivity Service, Mobile PERS Web Application Services, or LIFECOMM Mobile PERS API to AMAC.  AMAC will make all payments of fees and royalties to LIFECOMM free and clear of, and without reduction for, any withholding taxes; any such taxes imposed on payments of fees and royalties to LIFECOMM will be AMAC’s sole responsibility, and AMAC will provide LIFECOMM with official receipts issued by the appropriate taxing authority, or such other evidence as the LIFECOMM may reasonably request, to establish that such taxes have been paid.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

7.8         Audits.

(a)           LIFECOMM will have the right, during normal business hours and upon at least *** prior notice, to have an independent audit firm, selected by LIFECOMM and reasonably acceptable to AMAC, inspect AMAC’s facilities and audit AMAC’s records relating to AMAC’s activities pursuant to this Agreement in order to verify that AMAC has paid to LIFECOMM the correct amounts owed under this Agreement and otherwise complied with the terms of this Agreement.  The audit will be conducted at LIFECOMM’s expense, unless the audit reveals that AMAC has underpaid the amounts owed to LIFECOMM by *** or more during the audited period, in which case AMAC will reimburse LIFECOMM for all reasonable costs and expenses incurred by LIFECOMM in connection with such audit.  AMAC will promptly pay to LIFECOMM any amounts shown by any such audit to be owing plus interest as provided in Subsection 7.6 (Payments).  Such audits will be conducted no more than ***.  Any confidential or proprietary information of AMAC or its customers disclosed to LIFECOMM or the independent accounting firm in the course of the audit will be subject to a confidentiality agreement reasonably acceptable to AMAC to be signed by LIFECOMM and such independent accounting firm.

(a)           AMAC will have the right, during normal business hours and upon at least *** prior notice, to have an independent audit firm, selected by AMAC and reasonably acceptable to LIFECOMM, inspect LIFECOMM’s facilities and audit LIFECOMM’s records relating to LIFECOMM’s activities pursuant to this Agreement in order to verify that LIFECOMM has complied with the terms of this Agreement.  The audit will be conducted at AMAC’s expense, unless the audit reveals that LIFECOMM has overcharged AMAC by *** or more during the audited period, in which case LIFECOMM will reimburse AMAC for all reasonable costs and expenses incurred by AMAC in connection with such audit.  LIFECOMM will promptly pay to AMAC any amounts shown by any such audit to be owing plus interest as provided in Subsection 7.6 (Payments).  Such audits will be conducted no more than *** in any period of twelve consecutive months.  Any confidential or proprietary information of LIFECOMM or its customers disclosed to AMAC or the independent accounting firm in the course of the audit will be subject to a confidentiality agreement reasonably acceptable to LIFECOMM to be signed by AMAC and such independent accounting firm.

7.9           ***

8.           ***

8.1           Commitment.  For a period of *** years following the ***  For purposes of clarity, this *** commitment does not apply to ***

9.           CONFIDENTIALITY

(a)           Definition of Confidential Information.  For purposes of this Agreement, “Confidential Information” means, subject to Section 9(b) (Identification of Confidential Information), all non-public or proprietary information disclosed by one party (the “Disclosing Party”) to the other party (the “Receiving Party”) in the course of activity pursuant to this Agreement, including such information disclosed in contemplation of this Agreement prior to the Effective Date, whether disclosed in oral, written, graphic, machine recognizable model or sample form, or any derivation thereof, except as otherwise provided in Section 9(d) (Exceptions).  Confidential Information may include data, know-how, algorithms, computer programs, data bases, processes, improvements, designs, devices, systems, test results, sketches, photographs, plans, drawings, product concepts, specifications, reports, laboratory notebooks, business and financial plans, strategies, budgets, vendor, customer and distributor names, pricing information, production or manufacturing information, product sales information or forecasts, inventions and ideas.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

(b)           Identification of Confidential Information.   All information as described in Section 9(a) (Definition of Confidential Information) will be deemed “Confidential Information” only if:  (i) in the case of a written disclosure, there is affixed to the document an appropriate legend, such as “Proprietary” or “Confidential;” (ii) in the case of an oral or visual disclosure, the Disclosing Party makes a contemporaneous oral statement or delivers to the Receiving Party a written statement within thirty (30) days to the effect that such disclosure is confidential or the like; or (iii) in the case of information designated as confidential by the Disclosing Party which is obtained as the result of a visit by the Receiving Party to the Disclosing Party’s facilities, the information is obtained via (a) exposure on desks, work areas, computers, or other areas in of the facilities, (b) hearing discussions among personnel or consultants, or (c) any other inadvertent disclosure of such information while the Receiving Party is at the facility.

(c)           Protection of Confidential Information.  The Receiving Party will not use any Confidential Information of the Disclosing Party for any purpose not expressly permitted by this Agreement, and will disclose such Confidential Information only to the employees, representatives and agents of the Receiving Party (i) who have a need to know such Confidential Information for purposes of this Agreement and (ii) who are under a duty of confidentiality no less restrictive than the Receiving Party’s duty hereunder.  The Receiving Party will protect the Confidential Information from unauthorized use, access, or disclosure in the same manner as the Receiving Party protects its own confidential or proprietary information of a similar nature and with no less than reasonable care.  The Receiving Party shall inform each such employee and consultant of its confidentiality obligations under this Agreement, and will be liable for any breach of confidentiality by any such employee or consultant.  The obligations provided in this section will terminate *** after the termination of this Agreement.

(d)           Exceptions.  The Receiving Party’s obligations under 9(c) (Protection of Confidential Information) with respect to any Confidential Information will terminate if such information: (i) was already known to the Receiving Party at the time of disclosure by the Disclosing Party, without any duty of confidentiality to the Disclosing Party; (ii) is disclosed to the Receiving Party by a third party who had the right to make such disclosure without any confidentiality restrictions; (iii) is, or through no fault of the Receiving Party has become, generally available to the public; or (iv) is independently developed by the Receiving Party without access to, or use of, the Confidential Information.  In addition, the Receiving Party will be allowed to use or disclose the Confidential Information to the extent that such use or disclosure is (A) approved in writing by the Disclosing Party, (B) necessary for the Receiving Party to enforce its rights under this Agreement; (C) required by law or by the order of a court or similar judicial or administrative body, provided that the Receiving Party notifies the Disclosing Party of such required disclosure promptly and in writing and cooperates with the Disclosing Party, at the Disclosing Party’s reasonable request and expense, in any lawful action to contest or limit the scope of such required disclosure; or (D) necessary to exercise any licenses granted to the Receiving Party under this Agreement.

(e)           Return of Confidential Information.  The Receiving Party will return to the Disclosing Party or destroy all Confidential Information of the Disclosing Party in the Receiving Party’s possession or control and permanently erase all electronic copies of such Confidential Information promptly upon the written request of the Disclosing Party or the expiration or termination of this Agreement, whichever comes first, unless the Receiving Party has a continuing right to use such Confidential Information.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

9.2           Additional Obligations.  The parties represent that the confidentiality obligations shall include compliance with all applicable Federal, State and local laws, rules and regulations regarding confidentiality of medical records and other patient information, including, without limitation, the Health Insurance Portability and Accountability Act of 1996 (HIPAA).  Each party shall use the other party's Confidential Information (as such term is defined below in Section 9) solely for the purpose of performing its obligations under this Agreement.  The parties acknowledge that a breach of the provisions of this section may cause irreparable harm to the non-breaching party, entitling such party to seek equitable relief, including but not limited to temporary restraining orders or preliminary or permanent injunction, in addition to all other remedies.

9.3           Confidentiality of Agreement.  Subject to the last paragraph of Section 14.1, neither party will disclose any terms of this Agreement to third parties other than its attorneys, accountants, and other professional advisors under a duty of confidentiality except (i) as required by law; (ii) pursuant to a mutually agreeable press release; or (iii) in connection with a proposed merger, financing, or sale of such party’s business (provided that any third party to whom the terms of this Agreement are to be disclosed signs a confidentiality agreement reasonably satisfactory to the other party to this Agreement).

10.         WARRANTIES

10.1         Warranties by Both Parties.  Each party warrants that it has full power and authority to enter into and perform this Agreement, and the person signing this Agreement on such party’s behalf has been duly authorized and empowered to enter into this Agreement.

10.2         Warranties by LIFECOMM.  For a period of *** after shipment of the Device to AMAC pursuant to Section 4.4 (Shipment, Delivery, and Acceptance) (the “Warranty Period”), LIFECOMM warrants that the Device, when used as permitted under this Agreement and in accordance with the instructions in the User Documentation, will operate substantially as described in the User Documentation.  LIFECOMM does not warrant that use of the Device will be error-free or uninterrupted, and the foregoing warranty excludes any failure of a Device caused by user error, abuse, or misuse.  LIFECOMM will, at its own expense and as its sole obligation and AMAC’s exclusive remedy for any breach of this warranty, use commercially reasonable efforts to repair any reproducible nonconformity in any Device reported to LIFECOMM by AMAC in writing during the Warranty Period or, if LIFECOMM determines that it is unable to repair any reproducible nonconformity in the Device, LIFECOMM will replace such Device.  Any such repair or replacement of a Device to AMAC will not extend the original Warranty Period.  As a condition to receiving the warranty remedies hereunder, AMAC must (a) be responsible for all communications with the Client (either directly or indirectly through a third party distribution channel); (b) return the nonconforming Device to LIFECOMM in accordance with LIFECOMM’s then-current RMA policy; and (c) provide reasonable cooperation to LIFECOMM in diagnosing and reproducing the nonconformity.  AMAC shall pay all freight and shipping costs associated with warranty returns and replacements of Devices; provided, however, that if LIFECOMM testing has confirmed that the Device in fact fails to conform to the warranty set forth in this section (i.e., the identified failure does not arise from user error, abuse, or misuse), then LIFECOMM shall issue to AMAC a credit in an amount equal to the freight and shipping costs incurred by AMAC for the return and replacement of such Device.  Such credit must be applied against the next LIFECOMM invoice; in the event that any such credit remains outstanding at the time that this Agreement expires or is terminated, LIFECOMM will remit to AMAC a payment in the amount of the outstanding credit.  LIFECOMM shall offer extended warranty protection on the same terms and conditions set forth in this Section 10.2 in accordance with the pricing schedule on Attachment F.

10.3         Warranties by AMAC.  AMAC will not make or publish any false or misleading representations, warranties, or guarantees on behalf of LIFECOMM or its suppliers concerning the Product, Device, LIFECOMM Connectivity Service, or Mobile PERS Web Application Services that are inconsistent with any warranties made by LIFECOMM.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

10.4         Disclaimer of Warranty.  The express warranties in this subsection are in lieu of all other warranties, whether express, implied, or statutory, regarding the Device, LIFECOMM Connectivity Service, LIFECOMM Mobile PERS API, LIFECOMM Web Application Services, or the User Documentation, including any warranties of merchantability, fitness for a particular purpose, title, and non-infringement of third-party rights.  AMAC acknowledges that it has relied on no warranties other than the express warranties in this Agreement and that no warranties are made by any of LIFECOMM’s suppliers.  WITHOUT LIMITING THE FOREGOING, (i) LIFECOMM DOES NOT WARRANT THAT THE DEVICE, LIFECOMM CONNECTIVITY SERVICE, LIFECOMM MOBILE PERS API, LIFECOMM WEB APPLICATION SERVICES, OR ANY PART THEREOF WILL BE UNINTERRUPTED OR ERROR FREE OR WILL NOT SUFFER DOWNTIME OR OTHER OUTAGE; (ii) LIFECOMM DOES NOT WARRANT THAT THE THIRD PARTY PROVISION OF WIRELESS NETWORK SERVICES WILL NOT FAIL, MALFUNCTION, OR BE DEFECT- OR ERROR-FREE; AND (iii) AMAC DOES NOT WARRANT THAT THE PRODUCT WILL BE UNINTERRUPTED OR ERROR FREE OR WILL NOT SUFFER DOWNTIME OR OTHER OUTAGES.  EACH PARTY FURTHER UNDERSTANDS AND AGREES THAT THE OTHER PARTY IS NOT RESPONSIBLE FOR ANY HARDWARE, SOFTWARE OR OTHER PRODUCTS OR SERVICES PROVIDED BY PERSONS OTHER THAN SUCH PARTY, INCLUDING WITHOUT LIMITATION, ANY SERVICES PROVIDED BY OR ON BEHALF OF SUCH PARTY AND/OR ANY OTHER PERSON OR BUSINESS ENTITY.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

11.         LIMITATION OF LIABILITY.  EXCEPT WITH RESPECT TO GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, INCLUDING AN INTENTIONAL BREACH OF THIS AGREEMENT OR THE LLC AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, EXEMPLARY, SPECIAL OR INCIDENTAL DAMAGES, INCLUDING ANY LOST DATA AND LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT.  EXCEPT AS SET FORTH IN THE LLC AGREEMENT AND SECTION 12 (INDEMNIFICATION) OF THIS AGREEMENT, AND EXCEPT WITH RESPECT TO ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, INCLUDING AN INTENTIONAL BREACH OF THIS AGREEMENT OR THE LLC AGREEMENT, EACH PARTY’S TOTAL LIABILITY IN CONNECTION WITH ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT, WHETHER IN CONTRACT OR TORT OR OTHERWISE, WILL NOT EXCEED ***.  FURTHERMORE, EXCEPT AS SET FORTH IN THE LLC AGREEMENT AND SECTION 12 (INDEMNIFICATION) OF THIS AGREEMENT, AND EXCEPT WITH RESPECT TO ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, INCLUDING AN INTENTIONAL BREACH OF THIS AGREEMENT OR THE LLC AGREEMENT, EACH PARTY’S TOTAL CUMULATIVE LIABILITY FOR ALL CLAIMS ARISING FROM OR RELATING TO THIS AGREEMENT, WHETHER IN CONTRACT OR TORT OR OTHERWISE, WILL NOT EXCEED ***.  EACH PARTY ACKNOWLEDGES THAT THE FEES SET FORTH IN THIS AGREEMENT REFLECT THE ALLOCATION OF RISK SET FORTH IN THIS AGREEMENT AND THAT NEITHER PARTY WOULD ENTER INTO THIS AGREEMENT WITHOUT THESE LIMITATIONS ON ITS LIABILITY.  THE FOREGOING LIMITATIONS OF LIABILITY ARE INDEPENDENT OF ANY EXCLUSIVE REMEDIES FOR BREACH OF WARRANTY SET FORTH IN THIS AGREEMENT.

12.         INDEMNIFICATION

12.1        Indemnification by LIFECOMM.

(b)           Infringement.  LIFECOMM will defend at its own expense any action against AMAC brought by a third party to the extent that the action is based upon a claim that the Device or any other component of the AMAC Bundle infringes any copyrights or U.S. patents or misappropriates any trade secrets and LIFECOMM will pay those costs (including litigation costs and reasonable attorneys' fees) and damages finally awarded against AMAC in any such action, that are specifically attributable to such claim or those costs and damages agreed to in a monetary settlement of such action. LIFECOMM further agrees to indemnify AMAC against any other costs and reasonable attorneys' fees incurred by AMAC, and its directors, officers, and employees in connection with such claim or action.  The foregoing obligations are conditioned on AMAC notifying LIFECOMM promptly in writing of such action, AMAC giving LIFECOMM sole control of the defense thereof and any related settlement negotiations, and AMAC cooperating and, at LIFECOMM’s reasonable request and expense, assisting in such defense; provided that a resolution of any claim that requires an admission of liability from AMAC will require AMAC’s prior written consent; and further provided that if AMAC determines that LIFECOMM has abandoned the defense of any such claim, AMAC shall have the right, in its own behalf, to adjust, settle, defend or otherwise dispose of such claim, and LIFECOMM shall indemnify AMAC and its directors, officers, and employees against any costs and damages (including reasonable attorneys' fees) incurred with respect thereto.  If the Device or any other component of the AMAC Bundle becomes, or in LIFECOMM’s opinion is likely to become, the subject of an infringement claim, LIFECOMM may, at its option and expense, either (i) procure for AMAC the right to continue exercising the rights licensed to AMAC in this Agreement; or (ii) replace or modify the Device or other component of the AMAC Bundle, as applicable, so that it becomes non-infringing and remains functionally equivalent.  This subsection states LIFECOMM’s entire liability and AMAC’s sole and exclusive remedy for infringement claims and actions.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

(a)           Other Indemnification.  LIFECOMM will defend at its own expense any action against AMAC brought by a third party to the extent that the action is based on or arising from (i) the AMAC Bundle or any component thereof, or (ii) any libel, or slander based on the User Documentation or other written or electronic materials provided, or authorized in writing, by LIFECOMM, transmitted to Clients.  LIFECOMM will pay those costs (including litigation costs and reasonable attorneys' fees) and damages finally awarded against AMAC in any such action, that are specifically attributable to such claim or those costs and damages agreed to in a monetary settlement of such action that is approved by LIFECOMM. LIFECOMM further agrees to indemnify AMAC against any other costs and reasonable attorneys' fees incurred by AMAC, and its directors, officers, and employees in connection with such claim or action.  The foregoing obligations are conditioned on AMAC notifying LIFECOMM promptly in writing of such action, AMAC giving LIFECOMM sole control of the defense thereof and any related settlement negotiations, and AMAC cooperating and, at LIFECOMM’s reasonable request and expense, assisting in such defense; provided that a resolution of any claim that requires an admission of liability from AMAC will require AMAC’s prior written consent; and further provided that if AMAC determines that LIFECOMM has abandoned the defense of any such claim, AMAC shall have the right, in its own behalf, to adjust, settle, defend or otherwise dispose of such claim, and LIFECOMM shall indemnify AMAC and its directors, officers, and employees against any costs and damages (including reasonable attorneys' fees) incurred with respect thereto.

(b)           Limitations on Indemnification Obligation. Notwithstanding the foregoing, LIFECOMM will have no obligation under this subsection or otherwise with respect to any claim to the extent arising out of or resulting from (i) any unauthorized use or distribution of the AMAC Bundle by AMAC or any of its Clients; (ii) any use of the AMAC Bundle in combination with other products, equipment, software, or data not supplied by LIFECOMM that is not expressly specified in this Agreement or in the applicable User Documentation; (iii) any use or distribution of any release of the AMAC Bundle other than the most current release made available to AMAC; (iv) any unauthorized modification of the AMAC Bundle by any person other than LIFECOMM or its authorized contractors. or (v) any act or omission for which LIFECOMM would have an indemnification or other claim against AMAC under this Agreement.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

12.2         Indemnification by AMAC.  AMAC will defend at its own expense any action against LIFECOMM brought by a third party to the extent that the action is based on or arising from: (i) the EACC service or any other component of the service provided by AMAC as part of the Mobile PERS Solution that is the subject of the claim; (ii) any representations, warranties, guarantees, or other written or oral statements made by or on behalf of AMAC relating to the Devices or the LIFECOMM Connectivity Service other than as required, or authorized in writing, by the most senior executive of LIFECOMM or made in the User Documentation; (iii) any claims against LIFECOMM made by Clients who receive the Devices or the LIFECOMM Connectivity Service from AMAC other than as part of a Mobile PERS Solution; (iv) any breach by a Client who receives the Devices or the LIFECOMM Connectivity Service from AMAC of the applicable Client Service Agreement or User Documentation ; (v) any failure of AMAC to have in place a binding Client Services Agreement; or (vi) any libel, slander, or infringement of copyright based on the written or electronic materials, other than the User Documentation or as otherwise authorized in writing by LIFECOMM, transmitted by AMAC to Clients.  AMAC will pay those costs (including litigation costs and reasonable attorneys' fees) and damages finally awarded against LIFECOMM in any such action, that are specifically attributable to such claim or those costs and damages agreed to in a monetary settlement of such action that is approved by AMAC.  AMAC further agrees to indemnify LIFECOMM against any other costs and reasonable attorneys' fees incurred by LIFECOMM, and its directors, officers, and employees in connection with such claim or action.  The foregoing obligations are conditioned on LIFECOMM notifying AMAC promptly in writing of such action, LIFECOMM giving AMAC sole control of the defense thereof and any related settlement negotiations, and LIFECOMM cooperating and, at AMAC’s reasonable request and expense, assisting in such defense; provided that a resolution of any claim that requires an admission of liability from LIFECOMM will require LIFECOMM’s prior written consent; and further provided that if LIFECOMM determines that AMAC has abandoned the defense of any such claim, LIFECOMM shall have the right, in its own behalf, to adjust, settle, defend or otherwise dispose of such claim, and AMAC shall indemnify LIFECOMM and its directors, officers, and employees against any costs and damages (including reasonable attorneys' fees) incurred with respect thereto.  Notwithstanding the foregoing, AMAC will have no obligation under this subsection or otherwise with respect to any claim to the extent arising out of or resulting from any act or omission for which AMAC would have an indemnification or other claim against LIFECOMM under this Agreement.

13.         TERM AND TERMINATION

13.1        Term. Unless earlier terminated pursuant to Section 13.3 (Termination), the initial term of this Agreement will begin on the Effective Date and will conclude after a period of ***  from the Product Launch Date (the “Initial Term”).  Unless terminated earlier pursuant to Section 13.3, or ***, upon expiration of the Initial Term, the Agreement will automatically renew for successive terms (each, a “Renewal Term”) of ***; provided that ***.  The “Term” of the Agreement is the Initial Term and each Renewal Term.

13.2         Transition.  If, at any time during the Term of the Agreement, AMAC decides to discontinue its offering of a Mobile PERS Solution for sale to third parties, then (a) AMAC shall provide written notice to LIFECOMM no later than *** prior to its intended discontinuation date; (b) the *** shall terminate immediately upon such written notice; (c) the parties shall formulate and send a joint announcement to each of AMAC’s Clients notifying them that AMAC is discontinuing its Mobile PERS Solutions and informing them of any alternative solution offered by LIFECOMM; and (d) the parties shall meet to discuss and formulate a mutually-agreed upon transition plan to facilitate LIFECOMM’s offering of a Mobile PERS Solution to Clients, which plan will address, among other matters, (i) the transfer of Client contact information from AMAC to LIFECOMM; (ii) an effective means for continuing to communicate with Clients about AMAC’s exit from the Mobile PERS Solution business and the availability of any substitute LIFECOMM Mobile PERS Solution offering; and (iii) transition processes, policies, and services necessary to effect a smooth transition with minimal Client disruption.  Unless otherwise mutually agreed upon by the parties, AMAC shall not have any obligation to deliver, transfer, or disclose any Client contact information to LIFECOMM in connection with such discontinuation.  However, notwithstanding anything to the contrary in this Agreement, the parties agree and acknowledge that (1) LIFECOMM may have received certain Client contact information in the course of conducting the activities contemplated hereunder; (2) LIFECOMM shall not have the obligation to sanitize its contact databases to remove such contact information; and (3) LIFECOMM shall have the right to use any such Client contact information for the purpose of marketing, promoting, selling, and supporting a Mobile PERS Solution.

13.3         Termination

(a)           ***

(b)           Termination for Breach following Arbitration.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

(i)           Subject to subclause (ii) of this Section 13.3(b), each Party (the “Non-breaching Party”) may terminate this Agreement, effective *** (the “Termination Effective Date”) following delivery of a written notice of termination to the other Party (the “Breaching Party”), stating that that (1) the Breaching Party has breached a material provision of this Agreement and has not cured the breach within *** after receiving written notice thereof from the Non-breaching Party and (2) this Agreement is being terminated pursuant to this Section 13.3(b).

(ii)          Upon written demand by the Breaching Party, which demand must be delivered to the Non-breaching Party prior to the Termination Effective Date, the Parties shall submit such dispute giving rise to the written notice of termination of this Agreement to binding arbitration.  In the event of any such written demand for arbitration by the Breaching Party, any termination of this Agreement pursuant to this Section 13.3(b) shall not be effective unless and until the arbitration proceedings have concluded and the arbitrator has determined that the alleged breach of a material provision of this Agreement has occurred and has not been cured within the applicable cure period stated above.  The arbitration shall be conducted before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association (AAA).  The validity, construction, and interpretation of this Agreement to arbitrate under this Section 13.3(b), and all procedural aspects of the arbitration conducted pursuant to this Section 13.3(b) shall be decided by the arbitrator and shall be determined in accordance with the governing law of this Agreement.  In deciding the substance of the Parties' claim(s), the arbitrator shall refer to the governing law of this Agreement.  There shall be a stenographic transcription of the arbitration proceedings, the costs thereof to be shared equally by the Parties.  It is agreed that the arbitrator shall have only the authority to determine whether or not the alleged breach of a material provision of this Agreement has occurred and has not been cured within the applicable cure period stated above, and shall have no authority to award damages of any type under any circumstances whether or not such damages may be available under state or federal law, or under the Commercial Arbitration Rules of the American Arbitration Association, and the Parties hereby waive their right, if any, to recover any such damages.  The arbitration proceeding shall be conducted in New York County, New York.  Within *** of the written demand of initiation of the arbitration procedure, the Parties shall select a neutral arbitrator, who shall be a person who has over ten years professional experience in commercial transactions of this nature and who has not previously been employed by any Party and does not have a direct or indirect interest in any Party or the subject matter of the arbitration.  At the time of appointment, the arbitrator shall be required to undertake to issue a final decision within *** of the date of the initial demand for arbitration.  Any arbitration proceeding and the arbitrator's determination shall be maintained in confidence by the parties, except to the extent disclosure is required by law or judicial proceeding having competent jurisdiction.  Other than matters in which termination is sought by the Non-breaching Party pursuant to Section 13(b)(i), arbitration shall not be required except by written consent of the Parties.

(c)           Termination for Insolvency.  Each Party may terminate this Agreement immediately upon written notice to the other if the other Party ceases conducting business, becomes insolvent, makes a general assignment for the benefit of creditors, has a receiver appointed for its business or assets, or is subject to voluntary or involuntary bankruptcy proceedings.

(d)           ***

(e)           ***

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

13.4       Effects of Termination

(a)           Payment; Licenses; Licensed LIFECOMM Mobile PERS Solution.  Upon termination or expiration of this Agreement for any reason, any amounts owed to LIFECOMM under this Agreement before such termination or expiration will be immediately due and payable, all licensed rights granted in this Agreement will immediately cease to exist, and AMAC must promptly discontinue all further use of the LIFECOMM Marks and all further use and distribution of the Devices and LIFECOMM Connectivity Service.

(b)           Continuing Support.  Notwithstanding the foregoing, if AMAC is not in breach of any material provision of this Agreement, AMAC shall have the right to continue to provide Product support services to its Clients and third party distribution channels existing at the termination or expiration of this Agreement and LIFECOMM shall continue to facilitate the provision of the LIFECOMM Connectivity Service for a period of *** thereafter, subject to LIFECOMM’s ability to obtain such services from the Wireless Carrier during this period.

(c)           Termination of Wireless Carrier Agreement.  In the event that this Agreement is terminated under Subsection 13.3(e) as a result of the termination or expiration of the agreement between LIFECOMM and the Wireless Carrier: (i) LIFECOMM is not obligated to ensure that any Client is able to continue to utilize the cellular connectivity portion of the LIFECOMM Wireless Service or to arrange for any transfer of any Client’s mobile directory numbers; (ii) LIFECOMM or the Wireless Carrier may route Clients to a recording (or other message delivery system) advising that Client's mobile directory numbers are disconnected and that any requests regarding prior services and/or the disconnection should be directed to AMAC; and (iii) in such event, AMAC hereby releases and holds harmless LIFECOMM and its suppliers from any and all claims and causes of action that may arise from such communications with Clients.

13.5        Survival.  Sections 1, 3.3, 7.7, 9, 10, 11, 12, 13.4, 14, and any payment obligations incurred prior to expiration or termination of this Agreement will survive such expiration or termination.

14.         MISCELLANEOUS

14.1         Publicity.  Neither party shall issue any press release or make any other public statement concerning this Agreement without the prior written approval of the other party, not to be unreasonably withheld or delayed, except to the extent required by law or regulation.  To the extent a party is required by law or regulation to disclose the terms of this Agreement, such party may do so if both parties review and mutually agree upon such required disclosure prior to its disclosure and such party seeks to obtain confidential treatment thereof to the extent requested by such other party.

Notwithstanding the foregoing paragraph, the parties acknowledge that this Agreement, or portions thereof, and schedules thereto, and descriptions of any of the foregoing, may be required under applicable law or regulation to be disclosed in required public disclosure documents, or exhibits thereto, of AMAC filed with the United States Securities and Exchange Commission (the “SEC”) or any securities exchange on which its securities are listed for trading.  Prior to such disclosure, AMAC will inform LIFECOMM in writing and will use commercially reasonable efforts to seek approval from the SEC or other applicable regulatory authority for the confidential treatment of certain confidential information identified by the parties.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

14.2         Governing Law and Venue.  This Agreement and any action related thereto will be governed and interpreted by and under the laws of the State of New York, without giving effect to any conflicts of laws principles that require the application of the law of a different state.  Except as required by Section 13(b)(ii), any legal action or proceeding concerning the validity, interpretation and enforcement of this Agreement, matters arising out of or related to this Agreement or its making, performance or breach, or related matters shall be brought exclusively in the courts of the State of New York in the County of New York or of the United States of America for the Southern District of New York, and all parties consent to the exclusive jurisdiction of those courts, waiving any objection to the propriety or convenience of such venues.  The United Nations Convention on Contracts for the International Sale of Goods does not apply to this Agreement.

14.3         Export.  AMAC agrees not to export, reexport, or transfer, directly or indirectly, any U.S. technical data acquired from LIFECOMM, or any products utilizing such data, in violation of the United States export laws or regulations.

14.4         Severability. If any provision of this Agreement is, for any reason, held to be invalid or unenforceable, the other provisions of this Agreement will remain enforceable and the invalid or unenforceable provision will be deemed modified so that it is valid and enforceable to the maximum extent permitted by law.  Without limiting the generality of the foregoing, AMAC agrees that Section 11 (Limitation of Liability) will remain in effect notwithstanding the unenforceability of any provision in Subsection 10.2 (Warranties by LIFECOMM).

14.5         Waiver.  Any waiver or failure to enforce any provision of this Agreement on one occasion will not be deemed a waiver of any other provision or of such provision on any other occasion.

14.6         Remedies.  Except as expressly provided in Sections 10 (Warranties) and 12 (Indemnification), the parties’ rights and remedies under this Agreement are cumulative.  AMAC acknowledges that the Devices, LIFECOMM Connectivity Service and LIFECOMM Mobile PERS API contain valuable trade secrets and proprietary information of LIFECOMM and its suppliers, that any actual or threatened breach of Section 9 (Confidentiality) or any other breach of its obligations with respect to Intellectual Property Rights of LIFECOMM will constitute immediate, irreparable harm to LIFECOMM for which monetary damages would be an inadequate remedy, and that injunctive relief is an appropriate remedy for such breach.  If any legal action is brought to enforce this Agreement, the prevailing party will be entitled to receive its attorneys’ fees, court costs, and other collection expenses, in addition to any other relief it may receive.

14.7         No Assignment.  This Agreement, and each Party’s rights and obligations herein, may not be assigned, subcontracted, delegated, or otherwise transferred by a Party without the other Party’s prior written consent, and any attempted assignment, subcontract, delegation, or transfer in violation of the foregoing will be null and void; provided, however, that either Party may assign this Agreement, and its rights and obligations under this Agreement in connection with a Change of Control of such Party, or to an entity into which such Party is merged in connection with a change in such Party’s State of incorporation, without the consent of the other Party, subject to ***.  The terms of this Agreement shall be binding upon successors and permitted assignees.

14.8         Force Majeure.  Any delay in the performance of any duties or obligations of either party (except the payment of money owed) will not be considered a breach of this Agreement if such delay is caused by a labor dispute, shortage of materials, fire, earthquake, flood, or any other event beyond the control of such party, provided that such party uses reasonable efforts, under the circumstances, to notify the other party of the circumstances causing the delay and to resume performance as soon as possible.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

14.9         Independent Contractors.  AMAC’s relationship to LIFECOMM is that of an independent contractor, and neither party is an agent or partner of the other.  AMAC will not have, and will not represent to any third party that it has, any authority to act on behalf of LIFECOMM.

14.10       Notices. Each party must deliver all notices or other communications required or permitted under this Agreement in writing to the other party at the address listed on the signature page by courier, by certified or registered mail (postage prepaid and return receipt requested), or by a nationally-recognized express mail service.  Notice will be effective upon receipt or refusal of delivery.  If delivered by certified or registered mail, any such notice will be considered to have been given five (5) business days after it was mailed, as evidenced by the postmark.  If delivered by courier or express mail service, any such notice shall be considered to have been given on the delivery date reflected by the courier or express mail service receipt. Each party may change its address for receipt of notice by giving notice of such change to the other party.

14.11       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be taken together and deemed to be one instrument.

14.12       Entire Agreement.  This Agreement is the final, complete and exclusive agreement of the parties with respect to the subject matter hereof and supersedes and merges all prior discussions between the parties with respect to such subject matter. No modification of or amendment to this Agreement, or any waiver of any rights under this Agreement, will be effective unless in writing and signed by AMAC and LIFECOMM.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned are duly authorized to execute this Agreement on behalf of AMAC and LIFECOMM.

LIFECOMM	AMERICAN MEDICAL ALERT CORPORATION

By: /s/ Jeffrey A. Leddy	By: /s/ Jack Rhian

Print Name: Jeffrey A. Leddy	Print Name: Jack Rhian

Title: CEO	Title: CEO

Date: May 12, 2010	Date: May 12, 2010

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

ATTACHMENT A

DESIGNATED CHANNELS

*** eleven pages omitted

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

ATTACHMENT B

LIFECOMM MARKS

LIFECOMM LLC

www.LIFECOMM.com

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

ATTACHMENT C

STATEMENT OF WORK

Statement of Work No. ___

This Statement of Work No. ____ (this “Statement of Work”), effective as of ___________, 2010, is entered into by and between LIFECOMM LLC (“LIFECOMM”) and American Medical Alert Corporation (“AMAC”).  This Statement of Work is a part of and subject to the terms and conditions set forth in the Services Agreement, dated as of __________ 2010, between LIFECOMM and AMAC.

1.	Scope of Work

2.	Deliverables

A.	Deliverable Work Product

B.	Non-Assignable Deliverable Work Product IP Rights

3.	Milestones

4.	Names and Titles of Individuals Performing Services

5.	Other Provisions

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

ATTACHMENT D

WIRELESS NETWORK TERMS

Brownouts.  AMAC acknowledges and agrees that Brownouts may be put in place by the Wireless Carrier and Roaming Carriers from time to time in the provision of the cellular connectivity portion of the LIFECOMM Connectivity Service and the Roaming Carrier’s CMRS and/or Data Service, or PIN codes may be required by the Roaming Carrier.  The Wireless Carrier may implement a Brownout in the Territory.  LIFECOMM will endeavor to promptly provide AMAC with notice after the commencement or occurrence of any Brownout, but LIFECOMM’s failure to provide such notice will not be considered a breach of its obligation under this Agreement.

Interference.  AMAC shall assist LIFECOMM and the Wireless Carrier in taking all actions necessary as determined by the Wireless Carrier in its sole discretion to prevent and/or terminate actual or potential Interference with Facilities, Systems and/or the cellular connectivity portion of the LIFECOMM Connectivity Service.  “Interference” shall mean causing actual or potential harm to the Facilities, Systems, LIFECOMM Connectivity Service or the performance metrics of the Wireless Carrier Facilities or Systems, and includes Fraudulent Usage.  Such harm may include, but shall not be limited to the (i) disproportionate use of the Wireless Carrier Facilities’ resources, air link, backbone network, (ii) any use that adversely affects the performance metrics, as determined by the Wireless Carrier, of Facilities, Systems or LIFECOMM Connectivity Service, or (iii) the impairment of the quality of LIFECOMM Connectivity Service provided to End Users or any Customer.  In the event that there is Interference, AMAC shall immediately cease such Interference or promptly order the End User to cease from engaging in such act(s) of Interference.  In the extent that such Interference continues despite the above, LIFECOMM shall have the right to discontinue the cellular connectivity portion of the LIFECOMM Connectivity Service to that End User or the MDN assigned thereto and/or deny AMAC’s access to Systems (in the case of Interference to Systems, in accordance with an applicable System policy), and LIFECOMM shall provide AMAC with written notification of such discontinuance promptly thereafter.  AMAC shall assist LIFECOMM in taking all actions necessary to prevent further Interference.  In the event LIFECOMM or the Wireless Carrier determines the Interference is adverse to Facilities, Systems or the cellular connectivity portion of the LIFECOMM Connectivity Service, LIFECOMM and the Wireless Carrier reserve the right to suspend any new Activation of Interfering Equipment.

Area Code Relief.  The parties agree to cooperate in good faith to implement any area code relief in a given Territory.  LIFECOMM may provide notice, if and as available, of any area code relief.  AMAC shall reprogram the Equipment and may be required to notify affected End Users of any changes in MDNs.  Any failure by AMAC to comply with such obligations may adversely affect AMAC’s ability to provide LIFECOMM Connectivity Service or to timely bill End Users, but the Wireless Carrier shall still invoice AMAC, and AMAC shall still be obligated to pay for any LIFECOMM Connectivity Service or Roaming used after the area code relief.  AMAC is responsible for obtaining area code information from NANPA (www.nanpa.com) or the applicable state public utility commission website.

Radio Frequency (RF) Enhancer.  AMAC shall not install, deploy, or use any regeneration equipment or similar mechanism (for example, a repeater) to originate, amplify, enhance, retransmit or regenerate a transmitted RF signal.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

Wireless Carrier’s Right To Modify Rates, Charges, Fees and Other Amounts.

AMAC hereby acknowledges and agrees that the Wireless Carrier may change, introduce, terminate, add, adjust, and/or modify, any and all “non-Wireless Carrier” rates (e.g. Roaming), Taxes, charges, fees, tables, charts, discounts, and/or the qualification requirements (if any, for such items) upon *** prior notice to LIFECOMM, in which case LIFECOMM may make a corresponding change to the rates, taxes, charges, fees, tables, charts, discounts and/or the qualification requirements upon *** prior notice.  AMAC acknowledges and agrees that any such change, termination, adjustment and/or modification shall apply to all Active MDNs hereunder, except as expressly provided by LIFECOMM in the notice required under this paragraph.

Wireless Carrier’s Right to Modify Business Practices.  This Agreement is subject to all applicable business practices, policies, and procedures of the Wireless Carrier of which AMAC has notice.  Such procedures, policies and business practices may be modified or changed, or new business practices, policies and procedures introduced, at any time upon *** notice, which may be provided by posting on the Wireless Carrier’s website (at an address to be provided by the Wireless Carrier) or written notice to AMAC via email, USPS, or courier service, provided, that such change may not materially modify, curtail or otherwise diminish the Wireless Carrier’s or AMAC’s material obligations hereunder.

Facility Modifications.  AMAC acknowledges that CMRS and Data Service is a rapidly changing industry and technology and as such neither LIFECOMM nor the Wireless Carrier shall be liable to AMAC or to AMAC's End Users if changes in any of the Facilities, Systems, operations, equipment, procedures, or LIFECOMM Connectivity Service render obsolete any Equipment, service, software and/or applications provided by AMAC to End Users in conjunction with use of the LIFECOMM Connectivity Service.

Privacy and Security of LIFECOMM Connectivity Service.  AMAC acknowledges neither LIFECOMM, the Wireless Carrier, nor any of their Affiliates can guarantee the privacy or security of any transmission, including voice and/or data transmitted through the use of the cellular connectivity portion of the LIFECOMM Connectivity Service or Roaming.

Capacity Limitation.  The parties recognize that unusual concentrations of the cellular connectivity portion of the LIFECOMM Connectivity Service usage may occur in certain locations.  Neither LIFECOMM nor the Wireless Carrier shall incur liability for its inability to provide adequate LIFECOMM Connectivity Service hereunder if such liability is due to a lack of capacity on the Wireless Carrier Facilities or Carrier Facilities which results from the aforesaid usage concentration, and nothing herein shall require LIFECOMM or the Wireless Carrier to expend any capital or resources to ensure capacity for AMAC’s or its End Users' use of LIFECOMM Connectivity Service or Roaming.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

AMAC agrees to and acknowledges the following:  The CMRS and/or Data Service are subject to transmission limitations caused by atmospheric and like conditions.  The cellular connectivity portion of the LIFECOMM Connectivity Service may be temporarily interrupted or curtailed due to government regulations, suspected fraudulent activities, network modifications, upgrades, relocations, repairs and similar activities necessary or appropriate for the proper or improved operation of the LIFECOMM Connectivity Service. The cellular connectivity portion of the LIFECOMM Connectivity Service is subject to network and transmission limitations, including cell site unavailability, particularly near boundaries and in remote areas.  Equipment, weather, topography and other environmental considerations also affect CMRS and/or Data Service and such CMRS and/or Data Service may vary significantly within buildings, or dependent upon the location of the Equipment.  With digital-only Equipment the End User can only make and receive calls and/or transmit data when CDMA digital service is available.  When CDMA digital service is not available, such Equipment will not be able to make and receive calls and/or transmit data of any kind.

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

ATTACHMENT E

MINIMUM CLIENT SERVICE TERMS

Limitations of Service
Our Coverage Area
Disclaimer of Warranties
Certain Other Limitations of the including Emergency Services and Our Need for Your Cooperation
Additional Limitations and Prohibitions on Your Use of the Equipment, Service, and Website
Your Responsibilities for Insuring and Maintaining Your Equipment and for Other Important Matters
No Ownership Rights in any Numbers or Addresses
Suspending; Terminating; Changing; Transferring and Reactivating the Service
Dispute Resolution
The Laws Governing Our Relationship
Limitation of Liability
Indemnification; Release
Miscellaneous Terms
Relationship Between Parties
Third-Party Beneficiaries
Other Provisions Required by Our Third Party Vendors

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

ATTACHMENT F

FEES AND PAYMENT TERMS

*** two pages omitted

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.

ATTACHMENT G

INTEGRATION COSTS

*** one page omitted

*** denotes language for which American Medical Alert Corp. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.  Confidential portions portions have been omitted and will be filed separately with the Securities and Exchange Commission.